Exhibit 10.1

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the “Second Amendment”) is made and entered into as of August 3, 2021, by and between Rita O’Connor (the “Executive”) and PLx Pharma Inc., a Delaware corporation (the “Company”) for the purpose of amending that one certain Employment Agreement, dated May 1, 2017, by and between the parties, as previously amended (the “Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants, promises and obligations set forth herein and the Agreement, the parties agree as follows:

Section 4.2(a) of the Agreement is hereby amended in its entirety, effective as of the date of this Second Amendment, to read as follows:

(a) a single payment in amount equal to one hundred fifty percent (150%) of Executive’s Base Salary in effect as of the Termination Date;

Except as expressly amended by this Second Amendment, the parties do hereby ratify and confirm the Agreement in its entirety.

Terms not defined in this Second Amendment shall have the meanings set forth in the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.

PLX PHARMA INC.
By: /s/ Natasha Giordano Natasha Giordano President & CEO

EXECUTIVE
Signature: /s/ Rita O’Connor Print Name: Rita O’Connor